                                                                   EXHIBIT 10.32

                                                                  EXECUTION COPY

                                    AMENDMENT

                          dated as of September 1, 1999

                                       to

Master Spread Account Agreement, as amended and restated as of December 1, 1998
  (the "Master Agreement") by and among CPS Receivables Corp. (the "Company"),
   Financial Security Assurance Inc. ("Financial Security") and Norwest Bank
        Minnesota, National Association, as Trustee and Collateral Agent

 Series 1998-4 Supplement to the Master Agreement, dated as of December 1, 1998

   Series 1998-3 Supplement to the Master Agreement, dated as of July 15, 1998

    Series 1998-2 Supplement to the Master Agreement, dated as of May 1, 1998

   Series 1998-1 Supplement to the Master Agreement, dated as of March 1, 1998

 Series 1997-5 Supplement to the Master Agreement, dated as of December 1, 1997

  Series 1997-4 Supplement to the Master Agreement, dated as of October 1, 1997

  Series 1997-3 Supplement to the Master Agreement, dated as of August 1, 1997

    Series 1997-2 Supplement to the Master Agreement, dated as of May 1, 1997

   Series 1997-1 Supplement to the Master Agreement, dated as of March 1, 1997

 Series 1996-3 Supplement to the Master Agreement, dated as of December 1, 1996

Series 1996-2A Supplement to the Master Agreement, dated as of September 1, 1996

   Series 1996-2 Supplement to the Master Agreement, dated as of June 17, 1996

  Series 1996-1 Supplement to the Master Agreement, dated as of March 28, 1996

 Series 1995-4 Supplement to the Master Agreement, dated as of December 21, 1995

Series 1995-3 Supplement to the Master Agreement, dated as of September 18, 1995

   Series 1995-2 Supplement to the Master Agreement, dated as of June 12, 1995

 Series 1995-1 Supplement to the Master Agreement, dated as of February 3, 1995

 Series 1994-4 Supplement to the Master Agreement, dated as of December 1, 1994

  Series 1994-3 Supplement to the Master Agreement, dated as of October 5, 1994

  Series 1994-2 Supplement to the Master Agreement, dated as of August 31, 1994 and LIMITED WAIVER
                          dated as of September 1, 1999
                                       by
                        Financial Security Assurance Inc.

        AMENDMENT dated as of September 1, 1999 to:

(i) Master Spread Account Agreement, as amended and restated as of December 1, 1998 (the "Master Agreement") by and among CPS Receivables Corp. (the "Company"), Financial Security Assurance Inc. ("Financial Security") and Norwest Bank Minnesota, National Association, as Trustee and Collateral Agent;

(ii) Series 1998-4 Supplement to the Master Agreement, dated as of December 1, 1998 (the "Series 1998-4 Supplement");

(iii) Series 1998-3 Supplement to the Master Agreement, dated as of July 15, 1998 (the "Series 1998-3 Supplement");

(iv) Series 1998-2 Supplement to the Master Agreement, dated as of May 1, 1998 (the "Series 1998-2 Supplement");

(v) Series 1998-1 Supplement to the Master Agreement, dated as of March 1, 1998 (the "Series 1998-1 Supplement");

(vi) Series 1997-5 Supplement to the Master Agreement, dated as of December 1, 1997 (the "Series 1997-5 Supplement");

(vii) Series 1997-4 Supplement to the Master Agreement, dated as of October 1, 1997 (the "Series 1997-4 Supplement");

(viii) Series 1997-3 Supplement to the Master Agreement, dated as of August 1, 1997 (the "Series 1997-3 Supplement");

(ix) Series 1997-2 Supplement to the Master Agreement, dated as of May 1, 1997 (the "Series 1997-2 Supplement");

(x) Series 1997-1 Supplement to the Master Agreement, dated as of March 1, 1997 (the "Series 1997-1 Supplement");

(xi) Series 1996-3 Supplement to the Master Agreement, dated as of December 1, 1996 (the "Series 1996-3 Supplement");

(xii) Series 1996-2A Supplement to the Master Agreement, dated as of September 1, 1996 (the "Series 1996-2A Supplement");

(xiii) Series 1996-2 Supplement to the Master Agreement dated as of June 17, 1996, as amended (the "Series 1996-2 Supplement");

(xiv) Series 1996-1 Supplement to the Master Agreement, dated as of March 28, 1996 (the "Series 1996-1 Supplement");

(xv) Series 1995-4 Supplement to the Master Agreement, dated as of December 21, 1995 (the "Series 1995-4 Supplement");

(xvi) Series 1995-3 Supplement to the Master Agreement, dated as of September 18, 1995 (the "Series 1995-3 Supplement");

(xvii) Series 1995-2 Supplement to the Master Agreement, dated as of June 12, 1995 (the "Series 1995-2 Supplement");

(xviii) Series 1995-1 Supplement to the Master Agreement, dated as of February
        3, 1995 (the "Series 1995-1 Supplement");

(xix) Series 1994-4 Supplement to the Master Agreement, dated as of December 1, 1994 (the "Series 1994-4 Supplement");

(xx) Series 1994-3 Supplement to the Master Agreement, dated as of October 5, 1994 (the "Series 1994-3 Supplement"); and

(xxi) Series 1994-2 Supplement to the Master Agreement, dated as of August 31, 1994 (the "Series 1994-2 Supplement");

in each case as amended to the date hereof and as hereinafter amended unless the terms of any subsequent amendment conflict with the terms hereof, in which case the terms of such subsequent amendment shall control (each a "Series Supplement" and, collectively, the "Series Supplements") among Consumer Portfolio Services, Inc., CPS Receivables Corp., Financial Security Assurance Inc. and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent; and LIMITED WAIVER dated as of September 1, 1999 by Financial Security Assurance Inc. of certain provisions of certain Insurance and Indemnity Agreements among Financial Security, Consumer Portfolio Services, Inc. and such other Persons as may be a party thereto, as more fully described in Section 5 hereto (this "Amendment and Limited Waiver"). Terms used but not defined herein shall have the respective meanings assigned thereto in the Master Agreement or the relevant Series Supplement, as applicable.

               WHEREAS, the respective parties to the Master Agreement and each Series Supplement (the "Parties") have heretofore executed such agreements (collectively, the "Series Supplements");

               WHEREAS, the Master Agreement permits amendment of the Master Agreement upon the terms and conditions specified therein;

               WHEREAS, the Parties wish to amend the Master Agreement and the Series Supplements;

               WHEREAS, the respective parties to the Master Agreement and each Series Supplement (the "Parties") have heretofore executed an Amendment dated as of April 7, 1999 to the Series Supplement; and

               WHEREAS, Financial Security has agreed to waive certain provisions of certain Insurance and Indemnity Agreements.

               NOW, THEREFORE, the Parties agree that effective as of the Effective Date, the Master Agreement and the Series Supplements are hereby further amended and that the provisions referenced in Section 5 hereto are waived by Financial Security, in each case, as follows:

               Section 1. Amendment to Definition of "Requisite Amount". The definition of "Requisite Amount" is hereby amended in the following manner:

               (a) with respect to each of the Master Agreement, the Series 1994-2 Supplement, the Series 1994-3 Supplement, the Series 1994-4 Supplement, the Series 1995-1 Supplement, the Series 1995-2 Supplement, the Series 1995-3 Supplement, the Series 1995-4 Supplement, the Series 1996-1 Supplement, the Series 1996-2 Supplement, the Series 1996-2A Supplement, the Series 1996-3 Supplement, the Series 1997-1 Supplement, the Series 1997-2 Supplement and the Series 1998-2 Supplement, clause (b) of the definition of Requisite Amount is amended and restated, in each case, by deleting it in its entirety and replacing it with the following:

                "(b)(i) if no Insurance Agreement Event of Default shall have occurred as of such Determination Date, 21% of the Certificate Balance; or (ii) if an Insurance Agreement Event of Default shall have occurred as of such Determination Date, an unlimited amount.";

               (b) with respect to each of the Series 1997-3 Supplement, the Series 1997-4 Supplement, the Series 1997-5 Supplement and the Series 1998-1
Supplement: clause (2) of the definition of Requisite Amount is amended and restated, in each case, by deleting it in its entirety and replacing it with the following:

               (i) with respect to the Series 1998-1 Supplement:

                "(2)(A) if no Insurance Agreement Event of Default shall have occurred as of such Determination Date, 21% of the Certificate Balance; or (B) if an Insurance Agreement Event of Default shall have occurred as of such Determination Date, an unlimited amount.";

               (ii) with respect to each of the Series 1997-5 Supplement, the
                    Series 1997-4 Supplement and the Series 1997-3 Supplement:

                "(2)(A) if no Insurance Agreement Event of Default shall have occurred as of such Determination Date, 21% of the Pool Balance, minus the positive difference, if any, of (i) the Pool Balance and (ii) the Securities Balance; or (B) if an Insurance Agreement Event of Default shall have occurred as of such Determination Date, an unlimited amount.";

               (c) for each Series Supplement, the definition of Requisite Amount is amended by adding the following paragraph to the end thereof:

                "Notwithstanding anything contained herein or in the Related Documents with respect to each Series to the contrary, (i) assets other than cash or Eligible Investments, if any, on deposit in any Spread Account (as defined in the Spread Account Agreement) or otherwise pledged to the Collateral Agent shall not be included in any calculation of Requisite Amount hereunder and (ii) the term "Insurance Agreement Event of Default" as used in this definition shall be deemed to refer to only an Insurance Agreement Event of Default that is not a Waived Insurance Agreement Event of Default."

               Section 2. Addition of Definition of "Waived Insurance Agreement Event of Default". The Master Agreement is amended and restated by inserting the following definition in Section 1.01 thereof:

                "Waived Insurance Agreement Event of Default" means either or both of (i) with respect to any Series (unless specified otherwise in the related Series Supplement), an Event of Default caused by the failure of the Servicer to deliver Liquidation Proceeds or Purchase Amounts to the Collection Account within the period specified in and pursuant to the terms of the Related Documents; provided, however, that this definition shall (A) only include and apply to any such failure which shall have occurred on or prior to August 31, 1999; and (B) only apply so long as the Servicer complies fully with the provisions of
        Section 6 of that certain Amendment and Limited Waiver dated September 1, 1999 (the "September 1999 Amendment and Limited Waiver") among Consumer Portfolio Services, Inc., CPS Receivables Corp., Financial Security Assurance Inc. and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, or (ii) an Event of Default under any Insurance Agreement where such default has been duly waived (including, without limitation, the limited waiver pursuant to Section 5 of the September 1999 Amendment and Limited Waiver).

               Section 3. Amendment to Definition of "Spread Account Shortfall". The definition of "Spread Account Shortfall" is hereby amended in the following manner:

               (a) With respect to the Master Agreement, the definition of Spread Account Shortfall is amended and restated by deleting it in its entirety and replacing it with the following:

                ""Spread Account Shortfall" means, with respect to any Series (unless specified otherwise in the related Series Supplement) and any Determination Date, an amount equal to the excess of (1) the Requisite Amount with respect to such Distribution Date over (2) the amount on deposit in the Spread Account after making any withdrawals therefrom required by priority THIRD of Section 3.03(b)."

               (b) Each of the Series 1998-3 Supplement and the Series 1998-4 Supplement, is amended and restated, in each case, by inserting the following definition in Section 1 of each such Series Supplement (substituting, in each case, the applicable Series designation (e.g. "Series 1998-3" with respect to the Series 1998-3 Supplement) for the bracketed text contained in such definition):

                ""Spread Account Shortfall" means, with respect to [INSERT APPLICABLE SERIES DESIGNATION] and any Determination Date with respect to which (a) a Trigger Event has occurred and has not been deemed cured or (b) an Insurance Agreement Event of Default has occurred and is continuing, an amount equal to the excess of (1) the Requisite Amount with respect to such Distribution Date over (2) the amount on deposit in the [INSERT APPLICABLE SERIES DESIGNATION] Spread Account after making any withdrawals therefrom required by priority THIRD of Section 3.03(b) of the Spread Account Agreement. Notwithstanding anything contained herein to the contrary, the term "Insurance Agreement Event of Default" as used in this definition shall be deemed to refer to only an Insurance Agreement Event of Default that is not a Waived Insurance Agreement Event of Default."

               Section 4. Amendment to Section 3.03 of the Master Agreement. Subparagraph FOURTH of Section 3.03(b) of the Master Agreement is hereby amended and restated by deleting it in its entirety and replacing it with the following:

                "FOURTH, if with respect to one or more Series there exists a Spread Account Shortfall, from amounts, if any, (1) on deposit in each Spread Account (other than any Non-Crosscollateralized Spread Account, except as provided in the second proviso to priority SEVENTH), in excess of the related Requisite Amount or (2) on deposit in any Spread Account (other than any Non-Crosscollateralized Spread Account, except as provided in the second proviso to priority SEVENTH) with respect to which the Final Termination Date shall have occurred on such Distribution Date or a prior Distribution Date, an amount determined in the discretion of Financial Security (which shall not exceed the aggregate of the Spread Account Shortfalls for all Series) for deposit into such Spread Accounts with respect to which there exists a Spread Account Shortfall as shall be selected by Financial Security in its discretion in such respective amounts up to the related Spread Account Shortfall as shall be determined by Financial Security."

               Section 5. Limited Waiver. In addition to and not in limitation of the foregoing, Financial Security hereby irrevocably waives each "Event of Default" set forth and as defined in the Series 1994-1 Insurance Agreement, the Series 1994-2 Insurance Agreement, the Series 1994-3 Insurance Agreement, the Series 1994-4 Insurance Agreement, the Series 1995-1 Insurance Agreement, the Series 1995-2 Insurance Agreement, the Series 1995-3 Insurance Agreement, the Series 1995-4 Insurance Agreement, the Series 1996-1 Insurance Agreement, the Series 1996-2 Insurance

Agreement, the Series 1996-2A Insurance Agreement, the Series 1996-3 Insurance Agreement, the Series 1997-1 Insurance Agreement, the Series 1997-2 Insurance Agreement, the Series 1997-3 Insurance Agreement, the Series 1997-4 Insurance Agreement, the Series 1997-5 Insurance Agreement, the Series 1998-1 Insurance Agreement and the Series 1998-2 Insurance Agreement (each as defined in the related Series Supplement) pertaining to Average Delinquency Ratio, Cumulative Default Rate and Cumulative Net Loss Rate levels (each as set forth in the related Series Supplement and as defined in the Master Agreement) or otherwise defined but pertaining to the level of delinquencies, defaults or losses experienced by the related pool of receivables, in each case, whether occurring before, on or after the date hereof; provided, however, that the limited waiver contained in this Section 5 shall be effective solely for the purpose of causing each such Event of Default and each Event of Default under any other Insurance Agreement (as defined in the Master Agreement) caused by such Event of Default and the applicable cross-default provisions of the related Insurance Agreement to be deemed to be a Waived Insurance Agreement Event of Default and not for any other purpose.

               Section 6. Purchased and Liquidated Receivables. In consideration of the agreements contained herein and as a condition precedent to the continued effectiveness of this Amendment and Limited Waiver, Consumer Portfolio Services, Inc. ("CPS") agrees, with respect to each Series, to charge off and otherwise account for all Receivables which qualify as Purchased Receivables or Liquidated Receivables but, in each case, which have not been treated by CPS as such in accordance with the terms of the Related Documents with respect to each Series (the "Charged Off Receivables"), in accordance with the terms of such Related Documents and in the stages set forth on the following schedule; provided, however, that notwithstanding anything contained herein to the contrary, any Purchased Receivables or Liquidated Receivables arising subsequent to the date hereof shall be treated by CPS as such in accordance with the terms of the applicable Related Documents:


                                                  PERCENTAGE OF CHARGED OFF RECEIVABLES
                 COLLECTION PERIOD ENDED:                    REMAINING
                 ------------------------         -------------------------------------
                 September 30, 1999                             75%
                 October 31, 1999                               50%
                 November 30, 1999                              25%
                 December 31, 1999                               0%


               Subject to Sections 2, 3 and 5 hereof, in no event shall the provisions of this Section 6 be construed to constitute a waiver of any rights granted to Financial Security under the terms of the any Related Documents.

               Section 7. Effective Date. Notwithstanding anything herein to the contrary, this Amendment and Limited Waiver shall not be effective until the date (the "Effective Date"), if any, on which the Company shall have obtained the satisfaction or waiver of each condition to the effectiveness of this Amendment and Limited Waiver required by the Master Agreement and the Series Supplements necessary to be obtained from any Person other than Financial Security. Subject to the satisfaction of the conditions specified herein, in the Spread Account Agreement or in any Series

Supplement, Financial Security hereby consents to the effectiveness of this Amendment and Limited Waiver and waives any requirement that any rating be confirmed with respect to the securities of any Series that are not guaranteed by Financial Security.

               Section 8. Counterparts. This Amendment and Limited Waiver may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment and Limited Waiver.

               Section 9. Ratification of Master Agreement and Series Supplements. Except as provided herein, all provisions, terms and conditions of the Master Agreement and the Series Supplements shall remain in full force and effect. As amended hereby, the Master Agreement and the Series Supplements are ratified and confirmed in all respects.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Limited Waiver specified above as of the date set forth on the first page hereof.


                                     FINANCIAL SECURITY ASSURANCE INC.

                                     By: /s/
                                        -------------------------------
                                         Authorized Officer

                                     CPS RECEIVABLES CORP.

                                     By: /s/
                                        -------------------------------
                                         Name:
                                         Title:

                                     CONSUMER PORTFOLIO SERVICES, INC.

                                     By: /s/
                                        -------------------------------
                                         Name:
                                         Title:

                                     NORWEST BANK MINNESOTA,
                                     NATIONAL ASSOCIATION

                                     By: /s/
                                        -------------------------------
                                         Name:
                                         Title: